Exhibit 99.1
LML REPORTS PROFITABLE RESULTS FOR BOTH
FOURTH QUARTER AND FISCAL YEAR

Profitability Achieved Across All Business Units

VANCOUVER, BC, June 22, 2009 — LML PAYMENT SYSTEMS INC. (NASDAQ: LMLP), a leading payments technology provider of financial payment solutions for e-commerce and traditional businesses, reports results for its fourth quarter and fiscal year ended March 31, 2009.

Q4

Revenue for the three months ended March 31, 2009 was approximately $3.1 million.  Gross profit was $1.6 million or 52%.  Income from operations was approximately $112,000 compared to a loss of ($504,000) for the previous year.  Income before taxes was $137,000 compared to a loss of ($1.4 million) for the previous year.  Net income was $5.15 million or $0.19 per share, compared to a loss of ($1.6 million) or ($0.07) per share, last year.  Net cash flow from operating activities for the three months was approximately $281,000.

Non-GAAP

Non-GAAP net income for the fourth quarter was approximately $328,000 or $0.01 per share, compared to approximately $328,000 or $0.01 per share for the fourth quarter last year.  Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-recurring items.  A reconciliation of GAAP to non-GAAP financial measures is attached.

Fiscal Year
Revenue for the year ended March 31, 2009 was approximately $12.3 million compared to $11.3 million for the previous year – an increase of 9.3%.  Gross profit was $6.3 million or 51%.   Income from operations was $599,000 compared to a loss of ($451,000) last year, an improvement of $1,050,000.  Income before taxes was $1,034,000 compared to a loss of ($1,606,000) last year, an improvement of $2,640,000.  Net Income was $5,455,000 or $0.20 per share, compared to a net loss of ($2,221,000) or ($0.10) per share, last year.

Non-GAAP

Non-GAAP net income for fiscal year 2009 was approximately $1.9 million or $0.07 per share compared to approximately $1.2 million or $0.05 per share for fiscal 2008. Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-recurring items.

Fiscal Year Highlights

•	Revenue: $12.3million – up 9.3%
•	Income from operations: $600,000 – up over $1,000,000 from last year
•	Income before taxes: $1,034,000 – up over $2,640,000 from last year
•	Net income: $5,455,000 - up over $7.6 million from a loss of ($2,221,000) last year
•	New customers: 1,500
•	New Channel Sales Partners: 100
•	All three business segments (Transaction Payment Processing, Intellectual Property Licensing and Check Processing/Software Licensing) make profitable contributions

Cont’d…

“We are extremely pleased with these results.  Despite economic uncertainty, we have continued to grow our business in terms of both revenue and profitability.  We are particularly pleased to see our initiatives and overall strategy were effective as all three of our business segments were profitable.  This profitability allowed us to realize a future tax asset of $5,268,000 and is reflected in our net income amounts for both Q4 and the fiscal year.  Certainly, there are challenges ahead, but we view these results through the lens of providing a sound foundation for future growth.  We believe growth will continue to be driven by two secular trends; both consumers’ and businesses’ desire to use forms of electronic payment rather than cash, and the growing use of the Internet to search for products and make purchases,” said Patrick H. Gaines, Chief Executive Officer of LML.

Conference Call
Management will host a conference call today at 1:30pm Pacific Time (4:30pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 800-926-5071.   International callers please dial 212-231-2900.

If you are unable to join the call, a telephone replay will be available through July 4, 2009 by dialing 800-633-8284 from within the U.S. or Canada, or 402-977-9140 if calling internationally.  Please reference reservation number 21429742 when prompted.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its subsidiaries Beanstream Internet Commerce Inc. in Canada and LML Payment Systems Corp. in the U.S., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses.  We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and SFAS 123R, depreciation and amortization expense, and certain non-recurring items. A reconciliation of adjustments of non-GAAP to GAAP results for the fourth quarter, fiscal year-end, and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  In addition, non-GAAP financial information may provide management and investors with an enhanced understanding of our operating results and overall financial performance. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

Cont’d…

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

Cont’d…

LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In U.S. Dollars, except share data)
(Unaudited)

	Years ended March 31,

	2009	2008

REVENUE	$12,378,848	$11,327,878

COSTS OF REVENUE (includes stock-based compensation expense of $149,716 (2008 - $42,449; 2007 - $0))	6,055,570	4,807,946
GROSS PROFIT (excludes amortization and depreciation expense)	6,323,278	6,519,932

OPERATING EXPENSES
General and administrative (includes stock-based compensation expense of $1,139,589 (2008 - $1,217,984; 2007 - $877,334))	4,343,406	5,659,694
Sales and marketing (includes stock-based compensation expense of $3,033 (2008 - $2,975; 2007 - $0))	323,103	227,935
Product development and enhancement (includes stock-based compensation expense of $48,534 (2008 - $23,802; 2007 - $0))	272,499	177,704
Amortization and depreciation	785,334	905,488

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	598,936	(450,889)

Foreign exchange gain (loss)	444,050	(229,661)
Other income (expense), net	10,898	(246,918)
Gain (Loss) on disposal/abandonment of property and equipment	864	(726,325)
Interest income	226,472	406,063
Interest expense	(247,536)	(358,756)
Settlement expenses	-	-
Due diligence expenses	-	-
INCOME (LOSS) BEFORE INCOME TAXES	1,033,684	(1,606,486)

Income tax expense (recovery)
Current	846,671	614,342
Future	(5,268,153)	-
	(4,421,482)	614,342

NET INCOME (LOSS)	$5,455,166	$(2,220,828)

EARNINGS (LOSS) PER SHARE, basic and diluted	$0.20	$(0.10)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING,
Basic	26,834,165	21,869,404
Diluted	26,834,165	21,869,404

Cont’d

LML PAYMENT SYSTEMS INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In U.S. Dollars)
(Unaudited)

	Three months ended March 31		Year Ended March 31,

	2009	2008	2009	2008

GAAP Net Income (Loss)	$5,155,038	$(1,563,391)	$5,455,166	$(2,220,828)

Add stock-based compensation	317,699	791,866	1,340,872	1,287,210
Add stock-based compensation – future income taxes	-	-	-	11,185
Add amortization and depreciation	195,680	261,618	785,334	905,489
Less unrealized foreign exchange (gain) loss	(71,801)	(177,271)	(370,692)	177,847
Less (gain) loss on disposal/abandonment of property and equipment	-	728,025	(864)	726,325
Less future tax recovery	(5,268,153)	-	(5,268,153)	-
Add consolidation of data centers expenses	-	247,214	-	247,214
Add non-capitalizable financing costs	-	39,675	-	39,675

Non-GAAP Net Income	$328,463	$327,736	$1,941,663	$1,174,117

GAAP Net Earnings (Loss) Per Share, basic	$0.19	$(0.07)	$0.20	$(0.10)

Add stock-based compensation	0.01	0.04	0.05	0.06
Add stock-based compensation – future income taxes	-	-	-	0.00
Add amortization and depreciation	0.01	0.01	0.03	0.04
Less unrealized foreign exchange (gain) loss	(0.00)	(0.01)	(0.01)	0.01
Less (gain) loss on disposal/abandonment of property and equipment	-	0.03	(0.00)	0.03
Less future tax recovery	(0.20)	-	(0.20)	-
Add consolidation of data centers expenses	-	0.01	-	0.01
Add non-capitalizable financing costs	-	0.00	-	0.00

Non-GAAP Net Earnings Per Share, basic	$0.01	$0.01	$0.07	$0.05

GAAP Net Earnings (Loss) Per Share, diluted	$0.19	$(0.07)	$0.20	$(0.10)

Add stock-based compensation	0.01	0.04	0.05	0.06
Add stock-based compensation – future income taxes	-	-	-	0.00
Add amortization and depreciation	0.01	0.01	0.03	0.04
Less unrealized foreign exchange (gain) loss	(0.00)	(0.01)	(0.01)	0.01
Less (gain) loss on disposal/abandonment of property and equipment	-	0.03	(0.00)	0.03
Less future tax recovery	(0.20)	-	(0.20)	-
Add consolidation of data centers expenses	-	0.01	-	0.01
Add non-capitalizable financing costs	-	0.00	-	0.00

Non-GAAP Net Earnings Per Share, diluted	$0.01	$0.01	$0.07	$0.05

Cont’d

LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars)
(Unaudited)

	Years Ended March 31,

	2009	2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,138,530	$9,749,768
Funds held for merchants	10,746,731	5,833,617
Restricted cash	175,000	250,000
Accounts receivable, less allowance of $31,785 (2008: $32,168)	801,087	719,301
Prepaid expenses	295,702	273,751
Current portion of future income tax assets	838,575	-
Total current assets	18,995,625	16,826,437

PROPERTY AND EQUIPMENT, net	227,324	246,828

PATENTS	622,730	788,473

RESTRICTED CASH	125,030	153,619

FUTURE INCOME TAX ASSETS	4,429,578	-

OTHER ASSETS	19,020	23,247

GOODWILL	17,874,202	15,903,077

INTANGIBLE ASSETS	5,205,487	5,700,637

Total assets	$47,498,996	$39,642,318

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$756,845	$1,745,679
Accrued liabilities	814,094	648,661
Corporate taxes payable	283,794	573,240
Funds due to merchants	10,746,731	5,833,617
Current portion of obligations under capital lease	170,243	203,366
Current portion of promissory notes	2,100,920	2,731,923
Current portion of deferred revenue	1,361,046	1,448,921
Total current liabilities	16,233,673	13,185,407

OBLIGATIONS UNDER CAPITAL LEASE	-	177,573

PROMISSORY NOTES	-	2,435,460

DEFERRED REVENUE	3,330,630	4,606,379

Total liabilities	19,564,303	20,404,819

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY

CAPITAL STOCK
Class A, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-
Class B, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-
Common shares, no par value, 100,000,000 shares authorized, 27,116,408 issued and outstanding (2008: 26,341,832)	50,039,568	48,071,980

CONTRIBUTED SURPLUS	6,732,059	5,391,187
DEFICIT	(28,751,456)	(34,206,622)
ACCUMULATED OTHER COMPREHENSIVE LOSS	(85,478)	(19,046)
Total shareholders’ equity	27,934,693	19,237,499

Total liabilities and shareholders’ equity	$47,498,996	$39,642,318

Cont’d

LML PAYMENT SYSTEMS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Years ended March 31,

	2009	2008	2007
OPERATING ACTIVITIES:
Net income (loss)	$5,455,166	$(2,220,828)	$(1,072,863)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Provisions for losses on accounts receivable	17,461	10,942	37,347
Amortization and depreciation	785,334	905,488	335,555
(Gain) loss on disposal/abandonment of property and equipment	(864)	726,325	(7,000)
Stock-based compensation	1,340,872	1,287,210	877,334
Stock-based compensation – future income taxes	-	11,185	21,646
Future income taxes	(5,268,153)	-	-
Unrealized foreign exchange (gain) loss	(370,692)	177,847	-
Due diligence expenses	-	-	567,562
Other	-	-	(252)

Changes in non-cash operating working capital
Restricted cash	75,000	-	-
Accounts receivable	(214,903)	(130,694)	69,073
Prepaid expenses	(28,405)	214,414	(30,326)
Other assets	-	(8,360)	14,447
Accounts payable and accrued liabilities	(536,940)	323,496	(473,773)
Corporate taxes payable	(204,471)	582,538	-
Deferred revenue	(1,352,311)	(1,339,390)	7,119,782
Net cash (used in) provided by operating activities	(302,906)	540,173	7,458,532

INVESTING ACTIVITIES:
Other assets	2,785	-	(776,170)
Acquisition of Beanstream, net of cash acquired	-	(7,286,834)	-
Proceeds from disposal of capital assets	5,500	107,900	7,252
Acquisition of property and equipment	(126,076)	(144,241)	(185,886)
Development of patents	(1,652)	(10,804)	(14,341)
Net cash used in investing activities	(119,443)	(7,333,979)	(969,145)

FINANCING ACTIVITIES:
Payments on capital leases	(190,746)	(575,234)	(79,588)
Payment of promissory note	(2,843,974)	-	-
Payments on long-term borrowing	-	-	(2,773)
Proceeds from exercise of stock options	-	77,438	64,350
Proceeds from private placement of common shares	-	7,200,000	-
Share capital financing costs	(3,537)	(509,666)	-
Net cash (used in) provided by financing activities	(3,038,257)	6,192,538	(18,011)

Effects of foreign exchange rate changes on cash and cash equivalents	(150,632)	188,028	-

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(3,611,238)	(413,240)	6,471,376

Cash and cash equivalents, beginning of year	9,749,768	10,163,008	3,691,632

Cash and cash equivalents, end of year	$6,138,530	$9,749,768	$10,163,008
Cash and cash equivalents consist of:
Cash	$558,571	$8,348,906	$9,041,704
Money market fund	109,524	107,233	1,121,304
Commercial paper	5,470,435	1,293,629	-
	$6,138,530	$9,749,768	$10,163,008
Supplemental disclosure of cash flow information:
Interest paid	$414,603	$61,640	$12,700
Taxes paid	$1,240,310	$44,120	$7,042

Non-cash investing and financing transactions not included in cash flows:
Property and equipment acquired through capital leases	$-	$-	$1,146,473

Cont’d

CONTACTS:

Patrick H. Gaines                                                                Investor Relations
Chief Executive Officer                                                      (800) 888-2260
(604) 689-4440

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